                                                                EXHIBIT 99.1.1.1


                           McLAUGHLIN, PIVEN, VOGEL
                               FAMILY OF TRUSTS,
                           INDUSTRIAL TRUST SERIES II


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated July 20, 1999 among McLaughlin, Piven, Vogel Securities, Inc., and Reich & Tang Distributors, Inc., as Depositors and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "McLaughlin, Piven, Vogel Family of Trusts, The Pinnacle Trust, and Subsequent Series, Trust Indenture and Agreement" dated September 23, 1998 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                 WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositors wish to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section
2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositors and the Trustee as follows:

                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following section of the Indenture hereby are amended as follows:

          (a) Section 1.1 of the Agreement is amended to add the following definitions:

     "Distribution Agent" shall mean the Distribution Agent appointed in the Distribution Agency Agreement, or its successor as appointed pursuant to the Distribution Agency Agreement.

     "Distribution Agency Agreement" shall mean the Distribution Agency Agreement among the Depositors, Trustee and the Distribution Agent dated as of July 20, 1999.

     Definitions following these definitions shall be renumbered.

          (b) Section 2.1 of the Agreement is amended by adding the following paragraph after the second paragraph thereof:

          "When and as directed by the Depositors, the Trustee or Distribution Agent shall accept securities and cash to be deposited in a New Series in exchange for Units of the New Series from persons other than Unitholders participating in a rollover option. Notwithstanding the fact that any Unitholder may acquire Units of the Trust by purchase or by in-kind contribution, the Depositors will not deposit Securities received by the Depositors on termination, or through a redemption of Units, of a series of the Trust to a subsequent series of the Trust."

          (c) Section 5.2 of the Agreement is amended by adding the following prior to the first paragraph thereof:

               "In connection with each redemption of Units, the Depositors shall direct the Trustee to redeem Units in accordance with the procedures set forth in either (a) or (b) of this Section 5.2. (a) Trustee."

          (d) Section 5.2 of the Agreement is further amended by adding the following three paragraphs after the ninth paragraph of such Section 5.2.:

               "(b) Distribution Agent-On any Business Day on which any Unit or Units are tendered for redemption (the "Redemption Day") by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust office in the City of New York not later than the Evaluation Time, such Units shall be redeemed by the Trustee on that Redemption Day. Units in uncertificated form shall be tendered by means of an appropriate request for redemption in form approved by the Trustee. Unitholders must sign exactly as their name appears on the register with the signature guaranteed by a participant in a signature guarantee program acceptable to the Trustee, or in such other manner as may be acceptable to the Trustee. The Trustee may also require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by distribution to the Distribution Agent on behalf of the redeeming Unitholder on the Redemption Day of (i) the Unitholder's pro rata portion as of the Redemption Day of the Securities in the Trust as designated by the Depositor and (ii) the Unitholder's pro rata portion of the cash in the Trust as of the Redemption Day (herein called the "Redemption Distribution"). The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agent Agreement. Fractional interests in shares distributed to the Distribution Agent, which are not included in the Redemption Distribution, shall be held in trust by the Distribution Agent, which is hereby designated a subcustodian of the Trustee with respect to such fractional interests, and shall be subject to such disposition as the Depositor shall direct. Units received for redemption by the Trustee on any date after the Evaluation Time will be held by the Trustee until the next Business Day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. Units tendered for redemption by the Depositors on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the Depositors advise the Trustee before the later of the Trustee's close of business and 5:00 pm New York City time. By such advice, the Depositors will be deemed to certify that all Units so tendered were either (a) tendered to the Depositors or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously by the Depositors but which the Depositors determined to redeem prior to the Evaluation Time on such Business Day.

               The portion of the Redemption Distribution which represents the Unitholder's interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex dividend, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall advance funds sufficient to pay such amount to the Unitholder and shall be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or Principal Account, whichever happens first. Should any amounts so advanced with respect to declared but unreceived dividends prove uncollectible because of default in payment of such dividends, the Trustee shall have the right immediately to liquidate Securities in amount sufficient to reimburse itself for such advances, without interest. In the event that funds are withdrawn from the Principal Account for payment of any portion of the Redemption Distribution representing dividends receivable on stocks trading ex dividend, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

               Unitholders requesting or required to receive a cash distribution shall receive such distribution in accordance with the applicable provisions of the Distribution Agency Agreement."

          (e) Section 6.2 of the Agreement is amended by adding the following at the end of the second paragraph thereof:

          "The Trustee shall maintain and provide, upon the request of a Unitholder or the Depositors, the Unitholders or the Unitholder's designated representative with the cost basis of the Securities represented by the Unitholder's Units."

          (f) Section 9.2 of the Agreement is amended by deleting the fourth paragraph thereof and by adding the following paragraph in its place:

               "In the event that the Trust terminates on the Termination Date, the Trustee shall, not less than 30 days prior to the Termination Date, send a written notice to each Unitholder. Such notice shall allow each Unitholder of record, to elect to redeem his Units at the net asset value on the Termination Date and to receive, in partial payment of the Redemption Price per Unit, an in-kind distribution of such Unitholder's pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for such in-kind distribution received by the close of business on the Termination Date. Redemption of the Units of Unitholders electing such in-kind distribution shall be made on the third business day following the Termination Date and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Termination Date) to the extent of whole shares and (2) cash equal to the balance of such Unitholder's Redemption Price. Unitholders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash. The Trustee shall distribute the Unitholder's Securities to the account of the Unitholder's bank or broker-dealer at Depositary Trust Company. An in-kind distribution shall be reduced by customary transfer and registration charges incurred by the Trustee."

          (g) Section 9.2 of the Agreement is further amended by deleting the last paragraph thereof and by adding the following paragraph in its place:

               "Upon the Depositors' request, the Trustee will include in the written notice to be sent to Unitholders referred to in the fourth paragraph of this section a form of election whereby Unitholders may express interest in investing their terminating distribution in units of another series of the McLaughlin, Piven, Vogel Family of Trusts (the "New Series"). The Trustee will inform the Depositors of all Unitholders who, within the time period specified in such notice, express such interest. The Depositors will provide to such Unitholders applicable sales material with respect to the New Series and a form, acceptable to the Trustee, whereby a

          Unitholder may appoint the Distribution Agent the Unitholder's agent to apply the Unitholder's distribution for the acquisition of a unit or units of the New Series (a "Rollover"). Such form will specify, among other things, the time by which it must be returned to the Trustee in order to be effective and the manner in which such purchase shall be made. Redemption of the Units of the Unitholders electing such Rollover shall be made by distribution to the Distribution Agent on behalf of redeeming Unitholder on a date on or prior to the Termination Date selected by the Depositors and specified in the notice (the "Rollover Date") and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Rollover
          Date) and (2) cash equal to the balance of the Unitholder's Redemption Price. The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agency Agreement. In the event that the Depositors determine that an in-kind deposit into the New Series pursuant to Section 1.02 of the Distribution Agency Agreement will not be permitted, the Units owned by the Unitholders electing investment in a New Series will be redeemed pursuant to Section 5.2(a) and the above-described notice will include a form, acceptable to the Trustee, whereby a Unitholder may appoint the Trustee the Unitholder's agent to apply the Unitholder's cash distribution for the purchase of a unit or units of the New Series. This paragraph shall not obligate the Depositors to create any New Series or to provide any such investment election."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositors and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated July 20, 1999, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of McLaughlin, Piven, Vogel Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,749.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,749 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on December 15, 1999.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on December 31, 1999.

          (f) The First Settlement Date shall mean July 23, 1999.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.86 per 100 Units:

     rate per 100 units      number of Units outstanding

     $0.86                   5,000,000 or less
     $0.80                   5,000,001 - 10,000,000
     $0.74                   10,000,001 - 20,000,000
     $0.62                   20,000,001 or more

          (i) For purposes of Section 7.4, the Depositors' maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be October 18, 2000 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on June 30 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         McLAUGHLIN, PIVEN, VOGEL SECURITIES, INC.
                              Depositor



                              By:   /s/ Allan M. Vogel
                                  -------------------------------
                                    President



STATE OF NEW YORK        )
                         : ss:
COUNTY OF NEW YORK       )

          On this 15th day of July, 1999, before me personally appeared Allan M. Vogel, to me known, who being by me duly sworn, said that he is the President of McLaughlin, Piven, Vogel Securities, Inc., the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                              /s/ Carla Vogel
                                    ----------------------------------
                                               Notary Public

                                                CARLA VOGEL
                                     Notary Public, State of New York
                                              No. 02V05019906
                                         Qualified in Bronx County
                                    Commission Expires November 1, 1999

                       REICH & TANG  DISTRIBUTORS, INC.
                                   Depositor


                              By: /s/ Peter J. Demarco
                                  ------------------------------------
                                    Executive Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 20th day of July, 1999, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is Executive Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            /s/ Teresa Scarfone
                                    ----------------------------------
                                               Notary Public

                                              TERESA SCARFONE
                                     NOTARY PUBLIC, State of New York
                                              No. 31-4752576
                                        Qualified in New York County
                                           Term Expires 8/31/2000

                         THE CHASE MANHATTAN BANK
                              Trustee


                              By:   /s/ Rosalia A. Raviele
                                  --------------------------------
                                    Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )


          On this 15th day of July, 1999, before me personally appeared Rosalia
A. Raviele, to me known, who being by me duly sworn, said that (s)he is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                              /s/ Ada Iris Vega
                                       ------------------------------
                                                Notary Public

                                                ADA IRIS VEGA
                                      NOTARY PUBLIC, State of New York
                                                 No. 4864106
                                        Qualified in New York County
                                        Commission Expires 6-30-2000

                           McLAUGHLIN, PIVEN, VOGEL
                               FAMILY OF TRUSTS,
                           TECHNOLOGY TRUST SERIES II


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated July 20, 1999 among McLaughlin, Piven, Vogel Securities, Inc., and Reich & Tang Distributors, Inc., as Depositors and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "McLaughlin, Piven, Vogel Family of Trusts, The Pinnacle Trust, and Subsequent Series, Trust Indenture and Agreement" dated September 23, 1998 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                 WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositors wish to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section
2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositors and the Trustee as follows:

                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:

          (a) Section 1.1 of the Agreement is amended to add the following definitions:

     "Distribution Agent" shall mean the Distribution Agent appointed in the Distribution Agency Agreement, or its successor as appointed pursuant to the Distribution Agency Agreement.

     "Distribution Agency Agreement" shall mean the Distribution Agency Agreement among the Depositors, Trustee and the Distribution Agent dated as of July 20, 1999.

     Definitions following these definitions shall be renumbered.

          (b) Section 2.1 of the Agreement is amended by adding the following paragraph after the second paragraph thereof:

          "When and as directed by the Depositors, the Trustee or Distribution Agent shall accept securities and cash to be deposited in a New Series in exchange for Units of the New Series from persons other than Unitholders participating in a rollover option. Notwithstanding the fact that any Unitholder may acquire Units of the Trust by purchase or by in-kind contribution, the Depositors will not deposit Securities received by the Depositors on termination, or through a redemption of Units, of a series of the Trust to a subsequent series of the Trust."

          (c) Section 5.2 of the Agreement is amended by adding the following prior to the first paragraph thereof:

               "In connection with each redemption of Units, the Depositors shall direct the Trustee to redeem Units in accordance with the procedures set forth in either (a) or (b) of this Section 5.2. (a) Trustee."

          (d) Section 5.2 of the Agreement is further amended by adding the following three paragraphs after the ninth paragraph of such Section 5.2.:

               "(b) Distribution Agent-On any Business Day on which any Unit or Units are tendered for redemption (the "Redemption Day") by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust office in the City of New York not later than the Evaluation Time, such Units shall be redeemed by the Trustee on that Redemption Day. Units in uncertificated form shall be tendered by means of an appropriate request for redemption in form approved by the Trustee. Unitholders must sign exactly as their name appears on the register with the signature guaranteed by a participant in a signature guarantee program acceptable to the Trustee, or in such other manner as may be acceptable to the Trustee. The Trustee may also require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by distribution to the Distribution Agent on behalf of the redeeming Unitholder on the Redemption Day of (i) the Unitholder's pro rata portion as of the Redemption Day of the Securities in the Trust as designated by the Depositor and (ii) the Unitholder's pro rata portion of the cash in the Trust as of the Redemption Day (herein called the "Redemption Distribution"). The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agent Agreement. Fractional interests in shares distributed to the Distribution Agent, which are not included in the Redemption Distribution, shall be held in trust by the Distribution Agent, which is hereby designated a subcustodian of the Trustee with respect to such fractional interests, and shall be subject to such disposition as the Depositor shall direct. Units received for redemption by the Trustee on any date after the Evaluation Time will be held by the Trustee until the next Business Day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. Units tendered for redemption by the Depositors on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the Depositors advise the Trustee before the later of the Trustee's close of business and 5:00 pm New York City time. By such advice, the Depositors will be deemed to certify that all Units so tendered were either (a) tendered to the Depositors or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously by the Depositors but which the Depositors determined to redeem prior to the Evaluation Time on such Business Day.

               The portion of the Redemption Distribution which represents the Unitholder's interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex dividend, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall advance funds sufficient to pay such amount to the Unitholder and shall be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or Principal Account, whichever happens first. Should any amounts so advanced with respect to declared but unreceived dividends prove uncollectible because of default in payment of such dividends, the Trustee shall have the right immediately to liquidate Securities in amount sufficient to reimburse itself for such advances, without interest. In the event that funds are withdrawn from the Principal Account for payment of any portion of the Redemption Distribution representing dividends receivable on stocks trading ex dividend, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

               Unitholders requesting or required to receive a cash distribution shall receive such distribution in accordance with the applicable provisions of the Distribution Agency Agreement."

          (e) Section 6.2 of the Agreement is amended by adding the following at the end of the second paragraph thereof:

          "The Trustee shall maintain and provide, upon the request of a Unitholder or the Depositors, the Unitholders or the Unitholder's designated representative with the cost basis of the Securities represented by the Unitholder's Units."

          (f) Section 9.2 of the Agreement is amended by deleting the fourth paragraph thereof and by adding the following paragraph in its place:

               "In the event that the Trust terminates on the Termination Date, the Trustee shall, not less than 30 days prior to the Termination Date, send a written notice to each Unitholder. Such notice shall allow each Unitholder of record, to elect to redeem his Units at the net asset value on the Termination Date and to receive, in partial payment of the Redemption Price per Unit, an in-kind distribution of such Unitholder's pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for such in-kind distribution received by the close of business on the Termination Date. Redemption of the Units of Unitholders electing such in-kind distribution shall be made on the third business day following the Termination Date and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Termination Date) to the extent of whole shares and (2) cash equal to the balance of such Unitholder's Redemption Price. Unitholders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash. The Trustee shall distribute the Unitholder's Securities to the account of the Unitholder's bank or broker-dealer at Depositary Trust Company. An in-kind distribution shall be reduced by customary transfer and registration charges incurred by the Trustee."

          (g) Section 9.2 of the Agreement is further amended by deleting the last paragraph thereof and by adding the following paragraph in its place:

               "Upon the Depositors' request, the Trustee will include in the written notice to be sent to Unitholders referred to in the fourth paragraph of this section a form of election whereby Unitholders may express interest in investing their terminating distribution in units of another series of the McLaughlin, Piven, Vogel Family of Trusts (the "New Series"). The Trustee will inform the Depositors of all Unitholders who, within the time period specified in such notice, express such interest. The Depositors will provide to such Unitholders applicable sales material with respect to the New Series and a form, acceptable to the Trustee, whereby a

          Unitholder may appoint the Distribution Agent the Unitholder's agent to apply the Unitholder's distribution for the acquisition of a unit or units of the New Series (a "Rollover"). Such form will specify, among other things, the time by which it must be returned to the Trustee in order to be effective and the manner in which such purchase shall be made. Redemption of the Units of the Unitholders electing such Rollover shall be made by distribution to the Distribution Agent on behalf of redeeming Unitholder on a date on or prior to the Termination Date selected by the Depositors and specified in the notice (the "Rollover Date") and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Rollover
          Date) and (2) cash equal to the balance of the Unitholder's Redemption Price. The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agency Agreement. In the event that the Depositors determine that an in-kind deposit into the New Series pursuant to Section 1.02 of the Distribution Agency Agreement will not be permitted, the Units owned by the Unitholders electing investment in a New Series will be redeemed pursuant to Section 5.2(a) and the above-described notice will include a form, acceptable to the Trustee, whereby a Unitholder may appoint the Trustee the Unitholder's agent to apply the Unitholder's cash distribution for the purchase of a unit or units of the New Series. This paragraph shall not obligate the Depositors to create any New Series or to provide any such investment election."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositors and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated July 20, 1999, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                 Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of McLaughlin, Piven, Vogel Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,715.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,715 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on December 15, 1999.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on December 31, 1999.

          (f) The First Settlement Date shall mean July 23, 1999.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.86 per 100 Units:

     rate per 100 units      number of Units outstanding

     $0.86                   5,000,000 or less
     $0.80                   5,000,001 - 10,000,000
     $0.74                   10,000,001 - 20,000,000
     $0.62                   20,000,001 or more

          (i) For purposes of Section 7.4, the Depositors' maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be October 18, 2000 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on June 30 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         McLAUGHLIN, PIVEN, VOGEL SECURITIES, INC.
                              Depositor



                              By:  /s/ Allan M. Vogel
                                  ------------------------------------
                                    President



STATE OF NEW YORK        )
                         : ss:
COUNTY OF NEW YORK       )

          On this 15th day of July, 1999, before me personally appeared Allan M. Vogel, to me known, who being by me duly sworn, said that he is the President of McLaughlin, Piven, Vogel Securities, Inc., the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                              /s/ Carla Vogel
                                    ----------------------------------
                                               Notary Public

                                                CARLA VOGEL
                                     Notary Public, State of New York
                                              No. 02V05019906
                                         Qualified in Bronx County
                                    Commission Expires November 1, 1999

                         REICH & TANG  DISTRIBUTORS, INC.
                              Depositor


                              By: /s/ Peter J. Demarco
                                  ------------------------------------
                                    Executive Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 20th day of July, 1999, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is Executive Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            /s/ Teresa Scarfone
                                    ----------------------------------
                                               Notary Public

                                              TERESA SCARFONE
                                     NOTARY PUBLIC, State of New York
                                              No. 31-4752576
                                        Qualified in New York County
                                           Term Expires 8/31/2000

                         THE CHASE MANHATTAN BANK
                              Trustee


                              By: /s/ Rosalia A. Raviele
                                 ---------------------------
                                    Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )


          On this 15th day of July, 1999, before me personally appeared Rosalia
A. Raviele, to me known, who being by me duly sworn, said that (s)he is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                              /s/ Ada Iris Vega
                                       ------------------------------
                                                Notary Public

                                                ADA IRIS VEGA
                                      NOTARY PUBLIC, State of New York
                                                 No. 4864106
                                        Qualified in New York County
                                        Commission Expires 6-30-2000

                            McLAUGHLIN, PIVEN,VOGEL
                               FAMILY OF TRUSTS,
                      PINNACLE TRUST LARGE CAP SERIES III


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated July 20, 1999 among McLaughlin, Piven, Vogel Securities, Inc., and Reich & Tang Distributors, Inc., as Depositors and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "McLaughlin, Piven, Vogel Family of Trusts, The Pinnacle Trust, and Subsequent Series, Trust Indenture and Agreement" dated September 23, 1998 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                 WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositors wish to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section
2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositors and the Trustee as follows:

                                 Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following section of the Indenture hereby are amended as follows:

          (a) Section 1.1 of the Agreement is amended to add the following definitions:

     "Distribution Agent" shall mean the Distribution Agent appointed in the Distribution Agency Agreement, or its successor as appointed pursuant to the Distribution Agency Agreement.

     "Distribution Agency Agreement" shall mean the Distribution Agency Agreement among the Depositors, Trustee and the Distribution Agent dated as of July 20, 1999.

     Definitions following these definitions shall be renumbered.

          (b) Section 2.1 of the Agreement is amended by adding the following paragraph after the second paragraph thereof:

          "When and as directed by the Depositors, the Trustee or Distribution Agent shall accept securities and cash to be deposited in a New Series in exchange for Units of the New Series from persons other than Unitholders participating in a rollover option. Notwithstanding the fact that any Unitholder may acquire Units of the Trust by purchase or by in-kind contribution, the Depositors will not deposit Securities received by the Depositors on termination, or through a redemption of Units, of a series of the Trust to a subsequent series of the Trust."

          (c) Section 5.2 of the Agreement is amended by adding the following prior to the first paragraph thereof:

               "In connection with each redemption of Units, the Depositors shall direct the Trustee to redeem Units in accordance with the procedures set forth in either (a) or (b) of this Section 5.2. (a) Trustee."

          (d) Section 5.2 of the Agreement is further amended by adding the following three paragraphs after the ninth paragraph of such Section 5.2.:

               "(b) Distribution Agent-On any Business Day on which any Unit or Units are tendered for redemption (the "Redemption Day") by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust office in the City of New York not later than the Evaluation Time, such Units shall be redeemed by the Trustee on that Redemption Day. Units in uncertificated form shall be tendered by means of an appropriate request for redemption in form approved by the Trustee. Unitholders must sign exactly as their name appears on the register with the signature guaranteed by a participant in a signature guarantee program acceptable to the Trustee, or in such other manner as may be acceptable to the Trustee. The Trustee may also require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by distribution to the Distribution Agent on behalf of the redeeming Unitholder on the Redemption Day of (i) the Unitholder's pro rata portion as of the Redemption Day of the Securities in the Trust as designated by the Depositor and (ii) the Unitholder's pro rata portion of the cash in the Trust as of the Redemption Day (herein called the "Redemption Distribution"). The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agent Agreement. Fractional interests in shares distributed to the Distribution Agent, which are not included in the Redemption Distribution, shall be held in trust by the Distribution Agent, which is hereby designated a subcustodian of the Trustee with respect to such fractional interests, and shall be subject to such disposition as the Depositor shall direct. Units received for redemption by the Trustee on any date after the Evaluation Time will be held by the Trustee until the next Business Day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. Units tendered for redemption by the Depositors on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the Depositors advise the Trustee before the later of the Trustee's close of business and 5:00 pm New York City time. By such advice, the Depositors will be deemed to certify that all Units so tendered were either (a) tendered to the Depositors or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously by the Depositors but which the Depositors determined to redeem prior to the Evaluation Time on such Business Day.

               The portion of the Redemption Distribution which represents the Unitholder's interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex dividend, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall advance funds sufficient to pay such amount to the Unitholder and shall be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or Principal Account, whichever happens first. Should any amounts so advanced with respect to declared but unreceived dividends prove uncollectible because of default in payment of such dividends, the Trustee shall have the right immediately to liquidate Securities in amount sufficient to reimburse itself for such advances, without interest. In the event that funds are withdrawn from the Principal Account for payment of any portion of the Redemption Distribution representing dividends receivable on stocks trading ex dividend, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

               Unitholders requesting or required to receive a cash distribution shall receive such distribution in accordance with the applicable provisions of the Distribution Agency Agreement."

          (e) Section 6.2 of the Agreement is amended by adding the following at the end of the second paragraph thereof:

          "The Trustee shall maintain and provide, upon the request of a Unitholder or the Depositors, the Unitholders or the Unitholder's designated representative with the cost basis of the Securities represented by the Unitholder's Units."

          (f) Section 9.2 of the Agreement is amended by deleting the fourth paragraph thereof and by adding the following paragraph in its place:

               "In the event that the Trust terminates on the Termination Date, the Trustee shall, not less than 30 days prior to the Termination Date, send a written notice to each Unitholder. Such notice shall allow each Unitholder of record, to elect to redeem his Units at the net asset value on the Termination Date and to receive, in partial payment of the Redemption Price per Unit, an in-kind distribution of such Unitholder's pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for such in-kind distribution received by the close of business on the Termination Date. Redemption of the Units of Unitholders electing such in-kind distribution shall be made on the third business day following the Termination Date and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Termination Date) to the extent of whole shares and (2) cash equal to the balance of such Unitholder's Redemption Price. Unitholders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash. The Trustee shall distribute the Unitholder's Securities to the account of the Unitholder's bank or broker-dealer at Depositary Trust Company. An in-kind distribution shall be reduced by customary transfer and registration charges incurred by the Trustee."

          (g) Section 9.2 of the Agreement is further amended by deleting the last paragraph thereof and by adding the following paragraph in its place:

               "Upon the Depositors' request, the Trustee will include in the written notice to be sent to Unitholders referred to in the fourth paragraph of this section a form of election whereby Unitholders may express interest in investing their terminating distribution in units of another series of the McLaughlin, Piven, Vogel Family of Trusts (the "New Series"). The Trustee will inform the Depositors of all Unitholders who, within the time period specified in such notice, express such interest. The Depositors will provide to such Unitholders applicable sales material with respect to the New Series and a form, acceptable to the Trustee, whereby a

          Unitholder may appoint the Distribution Agent the Unitholder's agent to apply the Unitholder's distribution for the acquisition of a unit or units of the New Series (a "Rollover"). Such form will specify, among other things, the time by which it must be returned to the Trustee in order to be effective and the manner in which such purchase shall be made. Redemption of the Units of the Unitholders electing such Rollover shall be made by distribution to the Distribution Agent on behalf of redeeming Unitholder on a date on or prior to the Termination Date selected by the Depositors and specified in the notice (the "Rollover Date") and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Rollover
          Date) and (2) cash equal to the balance of the Unitholder's Redemption Price. The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agency Agreement. In the event that the Depositors determine that an in-kind deposit into the New Series pursuant to Section 1.02 of the Distribution Agency Agreement will not be permitted, the Units owned by the Unitholders electing investment in a New Series will be redeemed pursuant to Section 5.2(a) and the above-described notice will include a form, acceptable to the Trustee, whereby a Unitholder may appoint the Trustee the Unitholder's agent to apply the Unitholder's cash distribution for the purchase of a unit or units of the New Series. This paragraph shall not obligate the Depositors to create any New Series or to provide any such investment election."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositors and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated July 20, 1999, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                 Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of McLaughlin, Piven, Vogel Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,598.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,598 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on December 15, 1999.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on December 31, 1999.

          (f) The First Settlement Date shall mean July 23, 1999.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.86 per 100 Units:

     rate per 100 units      number of Units outstanding

     $0.86                   5,000,000 or less
     $0.80                   5,000,001 - 10,000,000
     $0.74                   10,000,001 - 20,000,000
     $0.62                   20,000,001 or more

          (i) For purposes of Section 7.4, the Depositors' maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be October 18, 2000 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on June 30 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

               [Signatures on separate pages]

                         McLAUGHLIN, PIVEN, VOGEL SECURITIES, INC.
                              Depositor



                              By: /s/ Allan M. Vogel
                                 ------------------------------------
                                    President



STATE OF NEW YORK        )
                         : ss:
COUNTY OF NEW YORK       )

          On this 15th day of July, 1999, before me personally appeared Allan M. Vogel, to me known, who being by me duly sworn, said that he is the President of McLaughlin, Piven, Vogel Securities, Inc., the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                              /s/ Carla Vogel
                                    ----------------------------------
                                               Notary Public

                                                CARLA VOGEL
                                     Notary Public, State of New York
                                              No. 02V05019906
                                         Qualified in Bronx County
                                    Commission Expires November 1, 1999

                         REICH & TANG  DISTRIBUTORS, INC.
                              Depositor


                              By: /s/ Peter J. Demarco
                                  ---------------------------------
                                    Executive Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 20th day of July, 1999, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is Executive Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            /s/ Teresa Scarfone
                                    ----------------------------------
                                               Notary Public

                                              TERESA SCARFONE
                                     NOTARY PUBLIC, State of New York
                                              No. 31-4752576
                                        Qualified in New York County
                                           Term Expires 8/31/2000

                         THE CHASE MANHATTAN BANK
                              Trustee


                              By: /s/ Rosalia A. Raviele
                                 -------------------------------
                                    Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )


          On this 15th day of July, 1999, before me personally appeared Rosalia
A. Raviele, to me known, who being by me duly sworn, said that (s)he is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                              /s/ Ada Iris Vega
                                       ------------------------------
                                                Notary Public

                                                ADA IRIS VEGA
                                      NOTARY PUBLIC, State of New York
                                                 No. 4864106
                                        Qualified in New York County
                                        Commission Expires 6-30-2000